SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: August 8, 1997




                              FIRSTBANK CORPORATION
             (Exact name of Registrant as specified in its charter)



            Michigan                    0-14209                   38-2633910
(State or other Jurisdiction      (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)


                              Firstbank Corporation
                              311 Woodworth Avenue
                                 Alma, MI 48801
                                 (517) 463-3131
               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)



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Item 2. Acquisition or Disposition of Assets.

     Pursuant to an Agreement and Plan of Merger, dated as of April 17, 1997 (the "Plan of Merger"), Lakeview Financial Corporation, a Michigan corporation ("Lakeview"), was merged with and into Firstbank Corporation, a Michigan corporation ("Firstbank"), effective as of 5 p.m., on August 8, 1997 (the "Merger"). As a result of the Merger, Firstbank owns all of the assets of Lakeview, including the outstanding shares of capital stock of the Bank of Lakeview.

     Lakeview was a Michigan corporation with its headquarters in Lakeview, Michigan, and was the parent company of the Bank of Lakeview. The Bank of Lakeview is engaged in the business of commercial banking and related activities.

     Under the Plan of Merger, each share of Lakeview common stock, $3.34 par value per share ("Lakeview Common Stock") that was outstanding immediately prior to the effective time of the Merger was converted into the right to receive
0.5839 shares of Firstbank common stock, no par value ("Firstbank Common Stock"), except that cash will be paid in lieu of fractional shares; provided, however, that each share of Lakeview Common Stock which was outstanding immediately prior to the effective time of the Merger for which a Cash Election (as defined in the Plan of Merger) was received and accepted pursuant to the Plan of Merger was converted into the right to receive $24.07 cash from Firstbank.

     In addition, as of the effective time of the Merger, there were outstanding options to purchase shares of Lakeview Common Stock ("Lakeview Stock Options") that had been issued pursuant to stock option plans of Lakeview. Each Lakeview Stock Option that was a nonstatutory option held by a director of Lakeview was converted into the right to receive 0.2644 shares of Firstbank Common Stock, or, at the election of the holder, cash in the amount of $41.23 for each share of Firstbank Common Stock that such holder was entitled to receive in exchange for that holder's Lakeview Stock Options. Each Lakeview Stock Option that was a stock option held by an employee of the Bank of Lakeview, at the option of the holder, either (i) was converted into the right to receive that number of shares of Firstbank Common Stock equal to the product of the Option Exchange Ratio (as defined in the Plan of Merger) multiplied by the number of shares of Lakeview Common Stock purchasable upon exercise of the Lakeview Stock Option, or (ii) was converted into nonqualified options to purchase shares of Firstbank Common Stock subject to the terms of Firstbank's stock option plan, in each case subject to the right of such employee to make a Cash Election (as defined in the Plan of Merger).

     Each share of Firstbank Common Stock which was outstanding immediately prior to the effective time of the Merger remained outstanding immediately after the Merger.

     The consideration paid by Firstbank to holders of Lakeview Common Stock and holders of Lakeview Stock Options consisted of at total of approximately 398,107 shares of newly issued Firstbank Common Stock and approximately $660,815 in cash to satisfy Cash Elections with respect to Lakeview Common Stock and Lakeview Stock Options and payment in lieu of fractional shares. In addition, Lakeview Stock Options to purchase 72,981 shares of Lakeview Common Stock were converted into options to purchase 19,375 shares of Firstbank Common Stock.
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     Firstbank did not issue fractional  shares of Firstbank Common Stock in the
Merger, except with respect to those former Lakeview shareholders who elect to participate in Firstbank's Dividend Reinvestment Plan. A Lakeview shareholder who would otherwise have been entitled to receive a fraction of a share of Firstbank Common Stock in the Merger and who declines to participate in Firstbank's Dividend Reinvestment Plan will receive instead an amount of cash determined by multiplying that fraction by $41.23.

     Firstbank's board of directors and Lakeview's board of directors, and their respective representatives, negotiated the consideration and other terms of the Plan of Merger on an arm's length basis. In negotiating the terms of the Merger and in considering its adoption, Firstbank's board of directors reviewed the financial results and conditions of Lakeview and Firstbank, the perceived prospects for each in the future, and the business philosophies of Lakeview and Firstbank. The Firstbank board of directors believes that the Merger will permit the achievement of certain economies of scale in the areas of administration, regulatory compliance, management and capital formation.

Item 7.  Financial Statements and Exhibits.

          (a) Financial Statements of Business Acquired. The following financial statements of Lakeview are filed as part of this report:

               (i) The Audited Consolidated Financial Statements of Lakeview included under the caption "LAKEVIEW FINANCIAL CORPORATION--Audited Consolidated Financial Statements" on pages 98 through 118, inclusive, of the Form S-4 Registration Statement of Firstbank (Registration No. 333-29693), filed with the Commission on June 20, 1997, are incorporated herein by reference, which include:

                    (A) Independent Auditor's Report of Crowe, Chizek and Company LLP, dated February 20, 1997;

                    (B) Consolidated Balance Sheets at December 31, 1996 and December 31, 1995;

                    (C) Consolidated Statements of Income for the years ended December 31, 1996, 1995, and 1994;

                    (D) Consolidated  Statements of Stockholders' Equity for the
               years ended December 31, 1996, 1995, and 1994;

                    (E) Consolidated Statements of Cash Flows for the years ended December 31, 1996, 1995, and 1994; and

                    (F) Notes to Consolidated Financial Statements.

               (ii) As of the date of the filing of this Current Report on Form 8-K, it is impracticable for the registrant to provide interim financial statements for Lakeview

          Financial Corporation. In accordance with Item 7(a)(4) of Form 8-K, these financial statements will be filed by amendment to this Form 8-K as soon as practicable, but no later than 60 days after the date that this Current Report on Form 8-K must be filed.

          (b) Pro Forma Financial Information. The following pro forma financial statements of Firstbank are filed as part of this Report:

               (i) As of the date of the filing of this Current Report on Form 8-K, it is impracticable for the registrant to provide a pro forma consolidated income statement for the year ended December 31, 1996. In accordance with Item 7(a)(4) of Form 8- K, the pro forma consolidated income statement for the year ended December 31, 1996, will be filed by amendment to this Form 8-K as soon as practicable, but no later than 60 days after the date that this Current Report on Form 8-K must be filed.

               (ii) As of the date of the filing of this Current Report on Form 8-K, it is impracticable for the registrant to provide interim pro forma financial statements for Firstbank. In accordance with Item 7(a)(4) of Form 8-K, these financial statements will be filed by amendment to this Form 8-K as soon as practicable, but no later than 60 days after the date that this Current Report on Form 8-K must be filed.

          (c) Exhibits. The following exhibit is furnished with or incorporated by reference into this Current Report:

                  Exhibit No.                              Document

                     2.1 Agreement and Plan of Merger between Lakeview Financial Corporation and Firstbank Corporation, dated as of April 17, 1997, as amended by Amendment No. 1 dated June 18, 1997. Included as Appendix A to the Prospectus and Proxy Statement, filed as part of the Form S-4 Registration Statement of Firstbank Corporation (Registration Statement
                                            No.  333-29693),  on June 20,  1997,
                                            incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRSTBANK CORPORATION


                                          By  /s/ Mary Deci
                                          Mary Deci
                                          Vice President, Treasurer, Secretary,
                                          and Chief Financial Officer


Date: August 22, 1997

                                  EXHIBIT INDEX


Exhibit 2.1 -       Agreement  and Plan of  Merger  between  Lakeview  Financial
                    Corporation and Firstbank Corporation, dated as of April 17,
                    1997,  as amended by  Amendment  No. 1 dated June 18,  1997.
                    Included  as  Appendix  A  to  the   Prospectus   and  Proxy
                    Statement,  filed  as  part  of the  Form  S-4  Registration
                    Statement of Firstbank Corporation  (Registration  Statement
                    No. 333-29693), on June 20, 1997, incorporated herein by reference.